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                                                                    Exhibit 10.4

                             coolsavings.com inc.

                 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                                  Article I.
                       Purpose and Adoption of the Plan
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     1.01  Purpose.  The purpose of the coolsavings.com inc. Non-Employee
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Director Stock Option Plan is to attract and retain the services of experienced and knowledgeable independent directors of coolsavings.com inc. (the "Company") and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its stockholders.

     1.02  Adoption and Term. The Plan was approved by the Board on July 13,
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1999, subject to approval of the Company's stockholders on or before July 13,
2000, and will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board.

                                  Article II.
                                  Definitions
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     2.01  Annual Option has the meaning described in Section 5.01(b).

     2.02 Beneficiary means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Non-Employee Director under the Plan and Option Agreement upon the Non-Employee Director's death; or (b) an individual, who by designation of the Non-Employee Director, succeeds to the rights and obligations of the Non-Employee Director under the Plan and Option Agreement upon the Non-Employee Director's death.

     2.03  Board means the Board of Directors of the Company.

     2.04 Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

     2.05  Company means coolsavings.com inc., a Michigan corporation.

     2.06 Company Common Stock means the Common Stock of the Company, no par value.

     2.07 Corporate Transaction means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another entity.

     2.08 Date of Grant means (a) for purposes of the Initial Option, the later of (i) the date this Plan becomes effective under Section 1.02 or (ii) the date such Optionee first becomes a Non-Employee Director, and (b) for purposes of the Annual Option, the date of the annual meeting of the Company's stockholders.

     2.09  Director means a member of the Board of Directors of the Company.

     2.10 Employee means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.
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     2.11  Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.12 Expiration Date means the date specified in an Option Agreement as the expiration date of such Award.

     2.13 Fair Market Value means, on any given date, the fair market value of the Company Common Stock as determined in good faith by the Board; provided, however, that: (a) if the Company Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small-Cap Market on the date the Option is granted, the Fair Market Value means the average of the highest bid and lowest asked prices of the Company Common Stock on Nasdaq reported for such date; (b) if the Company Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market on the date the Option is granted, the Fair Market Value means the closing price reported for the Company Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; and (c) the Fair Market Value of the Company Common Stock on the effective date of the registration statement for the Company's initial public offering shall be the initial offering price.

     2.14  Initial Option has the meaning described in Section 5.01(a).

     2.15  Non-Employee Director means a Director who is not an Employee.

     2.16 Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option as described in Section 422 of the Code.

     2.17 Option means a Non-Qualified Stock Option granted at any time under the Plan.

     2.18 Option Agreement means a written agreement between the Company and the optionholder evidencing the grant of an Option and setting forth the terms and conditions of the Option.

     2.19  Optionee means a Non-Employee Director who receives an Option.

     2.20 Option Shares means a number of shares of Company Common Stock (rounded down to the nearest whole number) equal to the quotient derived by dividing $50,000 by the Fair Market Value on the Date of Grant.

     2.21 Parent means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     2.22 Plan means the coolsavings.com inc. 1999 Non-Employee Director Stock Option Plan, as described herein and as it may be amended from time to time.

     2.23  Purchase Price, with respect to Options, has the meaning set forth in
Section 5.02.

     2.24 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

     2.25 Subsidiary means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

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                                 Article III.
              Company Common Stock Issuable Pursuant to the Plan
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     3.01  Shares Issuable.  Shares to be issued under the Plan may be
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authorized and unissued shares or issued shares which have been reacquired by the Company. Except as provided in Section 3.03, the Options granted under the Plan shall be limited so that all shares which shall be issued upon the exercise of outstanding Options granted under the Plan shall never exceed two percent (2%) of the issued and outstanding shares of Company Common Stock.

     3.02  Shares Subject to Terminated Options.  In the event that any Option
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at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, then all shares formerly subject to such Option as to which such Option shall not have been exercised shall be available for any Option subsequently granted in accordance with the Plan.

     3.03  Adjustments to Reflect Capital Changes.
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           (a)  Recapitalization.  The number and kind of shares subject to
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     outstanding Options, the Purchase Price for such shares, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, combination or classification of Company Common Stock or any other increase or decrease in the number of issued shares of Company Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The Board shall have the power to determine the amount of the adjustment to be made in each case and the Board's determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Purchase Price of shares of Company Common Stock subject to an Option.

           (b)  Corporate Transactions. In the event of a Corporate Transaction,
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     outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable in accordance with this Plan for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 5.04.

           If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to shares for which it would not otherwise be exercisable. In such event, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
     (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

           For the purposes of this Section 3.03(b), an Option shall be considered

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     assumed, if at the time of issuance of the stock or other consideration upon such Corporate Transaction, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of shares of Company Common Stock subject to the Option at such time (after giving effect to any adjustments in the number of shares covered by the Option as provided for in Section 3.03(a)); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option, for each share of Company Common Stock subject to the Option, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Company Common Stock in the Corporate Transaction.

                                  Article IV.
                                 Participation
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     4.01  Eligible Individuals.  All Non-Employee Directors of the Company
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shall be eligible to receive Options under the Plan.

                                  Article V.
                                 Option Awards
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     5.01  Grant of Options.   All grants of Options to Non-Employee Directors
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under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

           (a)  Initial Options.  On the date that this Plan is adopted by the
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     Board, each Non-Employee Director shall automatically receive a Non-
     Qualified Stock Option to purchase the Option Shares, subject to adjustment in accordance with Section 3.03 (the "Initial Option"). Thereafter, each Non-Employee Director shall automatically receive the Initial Option on the day he or she first becomes a Director. All Options under this Section 5.01(a) shall be evidenced by an Option Agreement.

           (b)  Annual Options.  Each Non-Employee Director shall automatically
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     receive a Non-Qualified Stock Option to purchase the Option Shares, subject to adjustment in accordance with Section 3.03 (the "Annual Option"), on the date of each annual meeting of the Company's stockholders occurring after the stockholders approve the Plan in accordance with Section 1.02, provided he or she is then a Non-Employee Director and, as of such date, he or she has served on the Board for at least six (6) months prior to the date of such annual meeting. All Options granted under this Section 5.01(b) shall be evidenced by an Option Agreement.

     5.02  Purchase Price of Options.  The Purchase Price of each share of
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Company Common Stock which may be purchased upon exercise of an Option granted under the Plan shall be 100% of the Fair Market Value on the Date of Grant.

     5.03  Vesting of Options.  No Option may be exercised prior to the date one
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(1) year after the Date of Grant but each Option shall be fully (100%)
exercisable from and after the date one (1) year after the Date of Grant.

     5.04  Duration of Options.  Options granted under the Plan shall terminate
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after the first to occur of the following events:

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           (a)  Ten years from the Date of Grant.

           (b) Three months after the Optionee ceases to be a Director, except in the case of death, as described in (c) below.

           (c) In the event of the death of an Optionee while a Director, the right to exercise all unexpired Options shall be accelerated and shall accrue as of the date of death, and the Optionee's Options may be exercised by his Beneficiary at any time within one year after the date of the Optionee's death. In the event of the death of an Optionee within the ninety day period after he or she ceases to be a Director, the Optionee's Beneficiary may exercise his or her Options, to the extent exercisable on the date of death, within one year after the date of the Optionee's death.

     5.05  Exercise Procedures.  Each Option granted under the Plan may be
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exercised by written notice to the Company which must be received by the
Secretary of the Company on or before the Expiration Date of the Option. An Option may not be exercised for a fraction of a share of Company Common Stock. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid by the Optionee at the time of exercise in the form of
(a) cash, (b) check, (c) other shares which (i) have been owned by the Optionee for more than six (6) months on the date of surrender and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Purchase Price of shares purchased upon exercise of the Option, (d) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (e) any combination of the foregoing methods of payment, and/or (f) any other consideration or method of payment as shall be permitted under applicable corporate law.

     5.06  Rights as a Stockholder.  The Optionee or any transferee of an Option
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pursuant to Section 5.04(c) or Section 5.09 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Optionee or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the date on which the Optionee or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.

     5.07  Plan Provisions Control Option Terms.  The terms of the Plan shall
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govern all Options granted under the Plan. In the event any provision of any
Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan as constituted on the Date of Grant of such Option shall control. Except as provided in Section 3.03, (i) the terms of any Option granted under the Plan may not be changed after the granting of such Option without the express approval of the Optionee and (ii) no modification may be made to an Option granted under the Plan except in compliance with Rule 16b-3.

     5.08  Taxes.  The Company shall be entitled, if the Company deems it
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necessary or desirable, to withhold (or secure payment from the Non-Employee
Director in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any shares issuable upon exercise of an Option, and the Company may defer issuance of the stock upon exercise unless indemnified to its satisfaction against any liability for such tax.

     5.09  Limitations on Transfer.  An Optionee's rights and interest under the
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Plan may not be assigned or transferred other than by will or the laws of descent and distribution.

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Notwithstanding the foregoing, or any other provision of this Plan, an Optionee may transfer Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the Options or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this
Section 5.09. Options which are transferred pursuant to this Section 5.09 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     5.10  Suspension or Termination of Option.  If the Chief Executive Officer
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or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any Option pending a determination by the Board (excluding the Non-Employee Director accused of such misconduct). If the Board (excluding the Non-Employee Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, fails to attend at least 50% of all Board meetings, engages in any conduct constituting unfair competition or induces any Company customer to breach a contract with the Company, neither the Optionee nor any Beneficiary shall be entitled to exercise any Option whatsoever. In making such determination, the Board (excluding the Non-Employee Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on such Optionee's behalf at a hearing before the Board or a committee thereof.

                                  Article VI.
                              General Provisions
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     6.01  Amendment and Termination of Plan.
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           (a)  Amendment.  The Board shall have complete power and authority to
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     amend the Plan at any time as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under any applicable law, including
     Rule 16b-3 or the Code, unless such compliance, if discretionary, is no longer desired. No termination or amendment of the Plan may, without the consent of the Non-Employee Director to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.

           (b)  Termination.  The Board shall have the right and the power to
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     terminate the Plan at any time. If the Plan is not earlier terminated, the
     Plan shall terminate when all shares authorized under the Plan have been issued. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option to the same extent such award would have been exercisable if the Plan had

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     not been terminated.

     6.02  No Right To Continue as Director.  Neither the Plan nor any action
           --------------------------------
taken hereunder shall be construed as giving any Non-Employee Director any right to be retained as a Director, or to limit in any way the right of the stockholders of the Company to remove such person as a Director.

     6.03  Securities Law Restrictions.  The shares of Company Common Stock
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issuable pursuant to the terms of any Options granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock upon exercise of an Option unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Company in its sole discretion. The Company may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Option for investment, and not with the view toward distribution.

     6.04  General Restriction.  Notwithstanding anything to the contrary
           -------------------
herein, the Company shall have no obligation or liability to deliver any shares of Company Common Stock under the Plan or to make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws, rules and regulations, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act.

     6.05  Non-Exclusivity of the Plan.  Neither the adoption of the Plan by the
           ---------------------------
Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan.

     6.06  Captions. The captions (i.e., all section headings) used in the Plan
           --------
are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     6.07  Severability.  Whenever possible, each provision in the Plan and
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every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

     6.08  Choice of Law.  All determinations made and actions taken pursuant to
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the Plan shall be governed by the laws of Michigan and construed in accordance therewith.

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